UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

THE KeyW HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400
Hanover, Maryland 21076
(Address of principal executive offices) (Zip Code)

(443) 733-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.   This Amendment No. 1 to the Form 8-K filed by The KeyW Holding Corporation on November 2, 2017 (the “Original 8-K”) is filed solely to amend the table entitled “Adjusted EBITDA from Continuing Operations Reconciliation Table” included in Exhibit 99.1 to the Original 8-K.  The amended table, which replaces the table included in the Original 8-K, is set forth in Exhibit 99.1 to this Amendment No. 1 to the Original 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Adjusted EBITDA from Continuing Operations Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KeyW HOLDING CORPORATION
(Registrant)

/s/ Michael J. Alber
DATE: November 2, 2017	Michael J. Alber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Adjusted EBITDA from Continuing Operations Reconciliation Table